NASDAQ: ANAB Anti-IL-33 (ANB020) Program Phase 2a Peanut Allergy Clinical Trial Interim Data Update March 26th 2018 Exhibit 99.2

Safe Harbor Statement This presentation and the accompanying oral presentation contain “forward‐looking” statements that are based on our management’s beliefs and assumptions and on information currently available to management. Forward‐looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning the timing and success of our ongoing and planned clinical trials and the anticipated timing for the release of data therefrom, our ability to obtain regulatory approval, our ability to achieve anticipated milestones, the potential therapeutic benefits of ANB020 in atopic dermatitis or any other indication and the potential therapeutic benefits of any of our other product candidates. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause our actual activities or results to differ materially from those expressed or implied in any forward-looking statement, including, but not limited to, those related  to  the  success,  cost  and  timing  of  our  product  candidate  development  activities  and  planned  clinical  trials;  our  plans  to  develop  and commercialize antibodies, including our lead product candidates ANB020, ANB019 and our checkpoint agonist antibodies; the timing and ability of our collaborators to develop and commercialize our partnered product candidates; the applicability of interim results to the results of later trials; or the potential benefits and advantages of our product candidates and approaches versus those of our competitors; our ability to execute on our strategy; our ability to obtain funding for our operations, including funding necessary to complete further development and commercialization of our product candidates; the timing of and our ability to obtain and maintain regulatory approvals for our product candidates; the rate and degree of market acceptance and clinical utility of any approved product candidates; the size and growth potential of the markets for any approved product candidates, and our ability to serve those markets; our commercialization, marketing and manufacturing capabilities and strategy; our ability to obtain and maintain intellectual property protection for our product candidates; regulatory developments in the United States, Australia, United Kingdom and other foreign countries; the success of competing therapies that are or may become available; our ability to attract and retain key scientific or management personnel; our use of the net proceeds from our recent initial public offering; our ability to identify additional product candidates with significant commercial potential consistent with our commercial objectives; and our estimates regarding expenses, future revenue, capital requirements and needs for additional financing. Moreover, we operate in a very competitive and rapidly changing environment, and new risks may emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Further information on these and other factors that could affect these forward-looking statements are described in reports we file from time-to-time with the U.S. Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. Although our management believes that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward-looking statements will be achieved or occur. We undertake no obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Certain information contained in this presentation may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company cannot guarantee the accuracy of, and has not independently verified, such information. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.

AnaptysBio: Clinical-Stage Antibody Development Company

Focused on Novel Antibody Medicines for Severe Inflammatory Diseases

Wholly-Owned Anti-Inflammatory Pipeline

- **ANB020 (Anti-IL-33)** – Atopic Dermatitis, Peanut Allergy & Eosinophilic Asthma
- **ANB019 (Anti-IL-36R)** – Generalized Pustular Psoriasis & Palmo-Plantar Pustular Psoriasis
- **Checkpoint Agonist** – Autoimmune Disease

Rapid Antibody Generation Platform Technology

Antibody Discovery → Preclinical & Translational → IND or Equivalent Filing

~2.5 years

Antibody Medicines For Severe Diseases

Validating Product Partnerships Generated ~$75MM*

- ✓ TESARO
- ✓ Celgene

Key Clinical Milestones

- ANB020 Atopic Dermatitis Phase 2a: Top-line data announced October 2017
- ANB019 Healthy Volunteer Phase 1: Top-line data announced Nov 2017
- ANB020 Peanut Allergy Phase 2a: Top-line data announced today
- ANB020 Eosinophilic Asthma Phase 2a: Top-line data anticipated Q3 2018

* As of December 31st 2017

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Wholly-Owned and Partnered Product Pipeline

6 AnaptysBio-Generated Antibodies Advanced to Clinic Since Q1 2016

Program	Therapeutic Indication	Development Stage & Anticipated Milestones					Commercial Rights
		Discovery	Preclinical	Phase 1	Phase 2	Phase 3	
ANB020: Anti-IL-33	Moderate-to-Severe Adult Atopic Dermatitis				Phase 2a Data Presented at AAD February 2018; Phase 2b To Be Initiated In H1 2018		AnaptysBio
	Moderate-to-Severe Baseline Adult Peanut Allergy				Phase 2a Top-line Data Announced Today		AnaptysBio
	Severe Adult Eosinophilic Asthma				Phase 2a Top-line Data Q3 2018		AnaptysBio
ANB019: Anti-IL-36R	Generalized Pustular Psoriasis			Top-line Data Announced November 2017	Initiate Phase 2 2018		AnaptysBio
	Palmo-Plantar Pustular Psoriasis				Initiate Phase 2 2018		AnaptysBio
Checkpoint Agonist	Inflammation			IND 2019			AnaptysBio
TSR-042: Anti-PD-1	Immuno-Oncology				Registration Program Initiated		TESARO
TSR-022: Anti-TIM-3	Immuno-Oncology			Dose Escalation Completed	TSR-042 Combination Ongoing		TESARO
TSR-033: Anti-LAG-3	Immuno-Oncology			Ongoing			TESARO
TSR-075: Anti-PD-1/LAG-3 Bispecific	Immuno-Oncology		IND-Enabling Studies Ongoing				TESARO
CC-90006: Anti-PD-1 Agonist	Psoriasis			Ongoing			Celgene
Undisclosed	Inflammation		Ongoing				Celgene

All programs generated internally using AnaptysBio's proprietary antibody generation platform technology

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Wholly-Owned Pipeline: Anti-IL-33 (ANB020) Moderate-to-Severe Adult Atopic Dermatitis Moderate-to-Severe Baseline Adult Peanut Allergy Severe Adult Eosinophilic Asthma

Atopic Diseases: Large Unmet Medical Need IL-33-driven Disease Mechanism Affects Multiple Organ Systems Skin Digestive Tract Lung Inflammatory Response to Allergen Atopic Dermatitis 1.4 million adult atopic dermatitis patients in the US Estimate ~280,000 adults with moderate-to-severe atopic dermatitis Peanut Allergy 1.7 million adult patients diagnosed in the US Estimate ~400,000 adults at risk of anaphylactic reaction Eosinophilic Asthma 19 million adult patients diagnosed with asthma in the US Estimate ~1.1M adults with severe asthma insufficiently controlled through standard-of-care Atopic diseases occur through a common inflammatory response to an allergen, leading to concomitant incidence of multiple atopic diseases amongst some patients

ANB020: First-in-Class Anti-IL-33 Antibody

Broadly Applicable to Atopic Diseases

- IL-33 is an upstream driver of atopic disease
  - Human genetics validate key role of IL-33 in atopic dermatitis and asthma
  - Pro-inflammatory cytokine released upon allergen contact with epithelium
  - Activates downstream release of IL-4, IL-5 and IL-13
  - Modulates IgE-mediated mast cell and basophil degranulation
- ANB020 is a potentially first-in-class anti-IL-33 cytokine antibody
  - Phase I healthy volunteer trial completed without dose-limiting toxicities
    - Up to 3 month pharmacodynamic effect after a single dose of ANB020 at certain doses
  - Proof-of-concept demonstrated in moderate-to-severe atopic dermatitis


Allergen
Epithelium
IL-33
Basophil
Eosinophil
Mast Cell
Type 2 innate lymphoid cell (ILC2)
Th2 cell
Allergen
Dendritic cell
IL-4, IL-5, IL-13
IgE
B cell

IL-33 acts as a gatekeeper of allergic response with demonstrated activity in the initiation (activation of ILC2 cells)[1], propagation (activation of allergen-specific T and B cells)[2] and amplification (degranulation of mast cells and basophils)[3].

1. Cayrol et al. *Curr Opin Immunol* (2014) 31:31
2. Peine et al. Trends Immunol (2016) 37(5):321
3. Saluja *et al. Clin Transl Allergy (2015) 5:33*

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ANB020 Phase 2a Trials

Indication	Trial Design	Clinical Endpoint	Data Readout
Moderate-to-Severe Adult Atopic Dermatitis	12 patients, all dosed with placebo followed by single dose of ANB020	Eczema Area & Severity Index (EASI)	Top-line data announced October 2017 Detailed data presented at AAD February 2018
Moderate-to-Severe Baseline Adult Peanut Allergy	20 patients, randomized 3:1 to single dose of ANB020 or placebo	Oral Food Challenge (OFC)	Top-line data announced today
Severe Adult Eosinophilic Asthma	24 patients, randomized 1:1 to single dose of ANB020 or placebo	Forced Expiratory Volume in 1 Second (FEV1)	Anticipate top-line data in Q3 2018

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Enrolled 20 adult peanut allergy patients with a history of anaphylaxis Blinded, placebo-controlled oral food challenge (OFC) evaluated peanut tolerance at Baseline OFC and Day 14 OFC in accordance with PRACTALL guidelines Each OFC limited to a maximum tested cumulative peanut dose of 500mg Patients administered a single 300mg intravenous dose of ANB020 or placebo on a 3:1 randomized basis on Day 1 Symptom severity at Baseline OFC and symptom improvement at Day 14 OFC adjudicated by blinded independent assessor ANB020 Peanut Allergy Phase 2a Clinical Trial Assess Peanut Tolerance Improvement At Day 14 Following A Single Dose Of ANB020 vs Placebo 3:1 Randomization Placebo Single Dose n=5 Day -14 ANB020 Single Dose n=15 Day 1 Day 14 Day 45 Baseline OFC Day 14 OFC

Enrolled Patient Characteristics Interim Analysis Focused on Moderate-to-Severe Baseline Patients We believe peanut allergy patients with moderate-to-severe baseline symptoms represent an unmet medical need Characteristic All Patients Moderate-to-Severe Baseline Patients* N 20 16 Average Age 30 31 Average Cumulative Peanut Tolerance at Baseline OFC 229mg 236mg Randomization 15 ANB020 5 Placebo 13 ANB020 3 Placebo * Excludes two ANB020 and two placebo dosed patients that exhibited mild symptoms at baseline

Top-Line Proof-of-Concept Data 46% ANB020 Dosed vs 0% Placebo Dosed Patients With Moderate-to-Severe Baseline Symptoms Improved Peanut Tolerance to Maximum Tested Cumulative Dose of 500mg Improved peanut tolerance to cumulative 500mg at Day 14 OFC Improved peanut tolerance to cumulative 500mg and improved symptom severity at Day 14 OFC 6 of 13 5 of 13 Moderate-to-Severe Baseline Patients (N=13*) (N=3*) * Excludes two ANB020 and two placebo dosed patients that exhibited mild symptoms at baseline, of which one ANB020 dosed and two placebo dosed patients improved peanut tolerance to 500mg cumulative at Day 14

Lower Incidence of Concomitant Allergy Symptoms in ANB020 Dosed Patients 4 of 5 (80%) Placebo vs 1 of 15 (7%) ANB020 Dosed Patients Presented With Allergic Symptoms Peanut allergy is associated with other allergic conditions, such as atopic dermatitis and asthma, which can lead to concomitant allergy symptoms, such as rhinitis, pruritus, urticaria, asthma flares and other nut allergies Patients with ≥1 allergy symptom* * Incidence of allergy symptoms observed as part of adverse event reporting for the trial; excludes symptoms observed during baseline and Day 14 OFC 1 of 15 4 of 5 7% 80% (N=15) (N=5)

Favorable ANB020 Safety Profile In Peanut Allergy Patients No Serious Adverse Events Or Dropouts Reported Most frequently reported adverse events to date were: Headache in 4 of 15 patients dosed with ANB020, 3 mild cases and 1 moderate case Mild and moderate cases of allergy-related events occurring in 4 of 5 placebo dosed patients No serious adverse events have been reported to date All 20 patients remain enrolled and no dropouts to date

Proof-of-concept data illustrates response in adult peanut allergy patients with moderate-to-severe baseline symptoms after a single dose of ANB020 Day 14 readout supports potential for rapid patient benefit Potential to further improve peanut tolerance with multiple doses Concomitant allergy symptoms observed in 80% of placebo dosed but only 7% of ANB020 dosed patients Overlapping allergic diagnoses, such as atopic dermatitis and asthma, often result in concomitant pruritus, rhinitis, asthma flares and other nut allergies Suggests ANB020 may address multiple concomitant allergic conditions on an allergen-independent basis ANB020 was well-tolerated and no patients have dropped out Plan to present detailed data from this trial at a future medical conference Interim analysis from this Phase 2a trial supports advancement of ANB020 development in moderate-to-severe baseline adult peanut allergy Plan to initiate a multi-dose Phase 2b trial Peanut Allergy Phase 2a Trial Interim Analysis Summary and Next Steps

AnaptysBio: Clinical-Stage Antibody Development Company

Focused on Novel Antibody Medicines for Severe Inflammatory Diseases

Wholly-Owned Anti-Inflammatory Pipeline

ANB020 (Anti-IL-33)
Atopic Dermatitis, Peanut Allergy & Eosinophilic Asthma

ANB019 (Anti-IL-36R)
Generalized Pustular Psoriasis & Palmo-Plantar Pustular Psoriasis

Checkpoint Agonist
Autoimmune Disease

Rapid Antibody Generation Platform Technology

Antibody Discovery → Preclinical & Translational → IND or Equivalent Filing

~2.5 years

Antibody Medicines For Severe Diseases

Validating Product Partnerships Generated ~$75MM*

✓ TESARO
✓ Celgene

Key Clinical Milestones

- ANB020 Atopic Dermatitis Phase 2a: Top-line data announced October 2017
- ANB019 Healthy Volunteer Phase 1: Top-line data announced Nov 2017
- ANB020 Peanut Allergy Phase 2a: Top-line data announced today
- ANB020 Eosinophilic Asthma Phase 2a: Top-line data anticipated Q3 2018

* As of December 31st 2017

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